FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

Ibbotson Conservative ETF Asset Allocation Portfolio

Ibbotson Income and Growth ETF Asset Allocation Portfolio

Ibbotson Balanced ETF Asset Allocation Portfolio

Ibbotson Growth ETF Asset Allocation Portfolio

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio

SUPPLEMENT DATED JULY 5, 2007
TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 6, 2007

The following information replaces similar information found in the “Disclosure of Portfolio Holdings” section beginning on page 13.

The Trust has adopted the following policies and procedures with respect to the disclosure of the securities held by each Portfolio. The disclosure policy currently authorizes monthly dissemination of full holdings of each Portfolio with a fifteen (15) day lag.  The holdings of each Portfolio will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of the first and third fiscal quarter will be filed in Form N-Q; (ii) portfolio holdings as of the end of each six month period will be filed as part of the semi-annual report filed on Form N-CSR; and (iii) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

However, the policy and procedures set forth above do not prevent the sharing of a Portfolio’s holdings under the specific exceptions to disclosure provided below:

(1) Disclosures that, in the opinion of Portfolios’ or Administrator’s counsel, are required by law;

(2) Disclosures necessary for Service Providers to perform services for the Portfolios, (where Service Providers includes the Investment Advisers, Administrator, Custodian, Fund Accountant, software or technology providers, or any other entity that has a need to know such information in order to fulfill its contractual obligations to provide services to the Portfolios);

(3) Disclosures necessary for Rating Agencies to assess applicable Portfolio ratings;

(4) Disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting, or other transactions in Portfolio securities;

(5) Disclosures to the Portfolios’ or Service Providers’ regulatory authorities, accountants, or counsel; and

(6) Disclosures by the Investment Adviser of compiled data concerning accounts managed by the Investment Adviser, so long as such data is presented in a format so as to not be identified as data of the Portfolios.

The Board of Trustees will periodically review the list of entities that have received holdings of the Portfolios to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest, and evaluate the effectiveness of its current portfolio holding policy.

Only officers of the Trust and their authorized agents may approve the disclosure of a Portfolio’s holdings. In all cases, eligible third parties and service providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any portfolio holdings information received and not to trade on the nonpublic information received. Neither the Trust nor its Service Providers (or any persons affiliated with either) receives any compensation or other consideration in connection with the sharing of the Portfolios’ portfolio holdings.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
ALPS Advisers, Inc. (Adviser)	Daily	None	Daily	Daily
Ibbotson Associates, Inc. (Subadviser)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily
The Bank of New York (Custodian)	Daily	None	Daily	Daily
Deloitte & Touche LLP (Accountant)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Counsel)	As needed	None	As needed	As needed